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                                                                    EXHIBIT 23.1

              Consent of Ernst & Young LLP, Independent Auditors


We consent to the incorporation by reference in the Registration Statement (Form S-8, No. 333-90029) of our report dated May 12, 2000 with respect to the financial statements and schedule of the Concur Technologies, Inc. 401(k) Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1999.


                                            /s/ Ernst & Young LLP

Seattle, Washington
June 27, 2000